UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TAX-FREE FIXED INCOME FUND II FOR PUERTO RICO RESIDENTS, INC.

(Name of Registrant as Specified In Its Charter)

Ocean Capital LLC
William Heath Hawk

Roxana Cruz-Rivera

José R. Izquierdo II

Brent D. Rosenthal

Ethan A. Danial

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On December 18, 2023, Ocean Capital LLC (“Ocean Capital”) and the other parties named therein filed with the Securities and Exchange Commission (the “SEC”) an Amendment No. 8 to their Schedule 13D with respect to Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc. (the “Fund”), a copy of which is filed herewith as Exhibit 1.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

To the Shareholders of Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc. (with respect to its 2022 annual meeting of shareholders):

Ocean Capital and the other participants in its solicitation (collectively, the “Participants”) have filed with the SEC a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the shareholders of the Fund with respect to its 2022 annual meeting of shareholders. All shareholders of the Fund are advised to read the definitive proxy statement, any amendments or supplements thereto and other documents related to the solicitation of proxies by the Participants, as they contain important information, including additional information relating to the Participants and their direct or indirect interests, by security holdings or otherwise. Shareholders can obtain the definitive proxy statement and accompanying BLUE proxy card, any amendments or supplements to the definitive proxy statement and other relevant documents filed by the Participants with the SEC at no charge on the SEC’s website at http://www.sec.gov.

Information about the Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained on an amendment to Schedule 13D filed by the Participants with the SEC on December 18, 2023. This document is available free of charge from the source indicated above.

Exhibit 1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 8)*

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.
(Name of Issuer)

Common Shares, $0.01 par value
(Title of Class of Securities)

87678E107
(CUSIP Number)

W. Heath Hawk
GAM Tower, 2 Tabonuco St., Suite 200

Guaynabo, Puerto Rico 00968

(770) 777-9373
(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

December 15, 2023
(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), Rule 13d-1(f) or Rule 13d-1(g), check the following box. ☐

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 87678E107

1	NAME OF REPORTING PERSON Ocean Capital LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Puerto Rico

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 2,548,019
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 2,548,019

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 2,548,019
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 8.3%[1]
14	TYPE OF REPORTING PERSON OO

1

The percentages used herein are calculated based upon 30,875,050 shares of common stock outstanding as of December 6, 2023 as disclosed in the Issuer’s preliminary proxy statement (the “Proxy Statement”) filed on Form PREC14A with the Securities and Exchange Commission on December 14, 2023.

CUSIP No. 87678E107

1	NAME OF REPORTING PERSON William Heath Hawk
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC, PF
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 2,709,608[1]
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 2,709,608[1]

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 2,709,608
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 8.8%[2]
14	TYPE OF REPORTING PERSON IN

1	Consisting of (i) 161,589 shares held in a joint account of Mr. Hawk and his spouse and (ii) 2,548,019 shares held by Ocean Capital LLC, which are deemed to be beneficially owned by Mr. Hawk in his capacity as managing member of Ocean Capital LLC.
2	The percentages used herein are calculated based upon 30,875,050 shares of common stock outstanding as of December 6, 2023 as disclosed in the Issuer’s Proxy Statement.

CUSIP No. 87678E107

1	NAME OF REPORTING PERSON Roxana Cruz-Rivera
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 87678E107

1	NAME OF REPORTING PERSON Brent D. Rosenthal
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 87678E107

1	NAME OF REPORTING PERSON José R. Izquierdo II
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 87678E107

1	NAME OF REPORTING PERSON Ethan A. Danial
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 627,637[1]
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 627,637[1]

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 627,637[1]
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 2.0%[2]
14	TYPE OF REPORTING PERSON IN

1	Consisting of 627,637 shares held by RAD Investments, LLC, which Mr. Danial, as one of its managers, may be deemed to beneficially own.

2	The percentages used herein are calculated based upon 30,875,050 shares of common stock outstanding as of December 6, 2023 as disclosed in the Issuer’s Proxy Statement.

CUSIP No. 87678E107

1	NAME OF REPORTING PERSON Mojdeh L. Khaghan
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0
14	TYPE OF REPORTING PERSON IN

CUSIP No. 87678E107

1	NAME OF REPORTING PERSON Ian McCarthy
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0
14	TYPE OF REPORTING PERSON IN

CUSIP No. 87678E107

The following constitutes Amendment No. 8 (“Amendment No. 8”) to the Schedule 13D filed by the undersigned with the Securities and Exchange Commission (the “SEC”) on December 21, 2021, as amended by the Amendment No. 1 filed on December 30, 2021, Amendment No. 2 filed on January 7, 2022, Amendment No. 3 filed on April 28, 2022, Amendment No. 4 filed on June 7, 2022, Amendment No. 5 filed on November 21, 2022, Amendment No. 6 filed on September 14, 2023, and Amendment No. 7 filed on December 5, 2023 (collectively, the “Schedule 13D”). This Amendment No. 8 amends the Schedule 13D as specifically set forth herein. Capitalized terms used but not defined herein have the meanings ascribed to them in the Schedule 13D.

Item 2.	IDENTITY AND BACKGROUND

Item 2 is hereby amended and restated as follows:

(a)	This Schedule 13D is filed by:

(i)	Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital”);

(ii)	William Heath Hawk, the managing member of Ocean Capital;

(iii)	Roxana Cruz-Rivera, as one of Ocean Capital’s nominees for election to the Issuer’s Board of Directors (the “Board”) for the Issuer’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”);

(iv)	Brent D. Rosenthal, as one of Ocean Capital’s nominees for election to the Board for the 2022 Annual Meeting;

(v)	José R. Izquierdo II, as one of Ocean Capital’s nominees for election to the Board for the 2022 Annual Meeting;

(vi)	Ethan A. Danial, as one of Ocean Capital’s nominees for election to the Board (collectively, with Ms. Cruz-Rivera and Messrs. Rosenthal and Izquierdo, the “2022 Nominees”);

(vii)	Mojdeh L. Khaghan, as one of Ocean Capital’s nominees for election to the Board for the Issue’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”); and

(viii)	Ian McCarthy, as one of Ocean Capital’s nominees for election to the Board for the 2024 Annual Meeting (together with Ms. Khaghan, the “2024 Nominees” and, collectively with Ocean Capital, Mr. Hawk, the 2022 Nominees and Ms. Khaghan, the “Reporting Persons”).

(b)	The business address of each of Ocean Capital and Mr. Hawk is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968. The business address of Ms. Cruz-Rivera is 155 Arterial Hostos Golden Court 2, Apt. 216, San Juan, Puerto Rico 00918. The business address of Mr. Rosenthal is 3 Drummond Terrace, Livingston, New Jersey 07039. The business address of Mr. Izquierdo is 70 Ponce de Leon Ave., Suite 160, San Juan, Puerto Rico 00918. The business address of Mr. Danial is 954 Avenida Ponce De Leon, San Juan, Puerto Rico 00907. The business address of Ms. Khaghan is 5151 Collins Ave., Miami Beach, Florida 33140. The business address of Mr. McCarthy is 1959 Loiza Street, Suite 401, San Juan, Puerto Rico 00911.

(c)	The principal business of: (i) Ocean Capital is investing in various opportunities in the financial arena and transacting any lawful business in Puerto Rico financial arenas; (ii) Mr. Hawk is serving as President and Chief Executive Officer of First Southern, LLC, a financial services company; (iii) Ms. Cruz-Rivera is being a solo practitioner tax attorney, (iv) Mr. Rosenthal is serving as Founder and Investor at Mountain Hawk Capital Partners, LLC, an investment fund; (v) Mr. Izquierdo is serving as Managing Member of Main Line Ventures LLC, a consulting firm; (vi) Mr. Danial is serving as Member and Manager at RAD Investments, LLC, an investment firm; (vii) Ms. Khaghan is serving as a Principal of the Morgan Reed Group, a diversified real estate and securities investment firm; and (viii) Mr. McCarthy is serving as Head of Originations of Fairview Asset Management, LLC, an investment management services firm.

(d)	None of the Reporting Persons has, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

CUSIP No. 87678E107

(e)	None of the Reporting Persons has, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f)	Ocean Capital is organized as a limited liability company under the laws of Puerto Rico. Each of Ms. Cruz-Rivera, Ms. Khaghan and Messrs. Hawk, Rosenthal, Izquierdo, Danial and McCarthy is a citizen of the United States of America.

Item 4.	PURPOSE OF TRANSACTION

Item 4 is hereby supplemented to add the following paragraphs:

On December 15, 2023, Ocean Capital sent a letter by email to the Issuer (the “2024 Notice”) providing notice of its intent to (i) nominate Ms. Khagan and Mr. McCarthy for election to the Board at the 2024 Annual Meeting, (ii) propose to repeal any provision of, or amendment to, the Issuer’s bylaws adopted by the Board without stockholder approval subsequent to December 30, 2021, the date of Ocean Capital’s nomination notice to the Issuer with respect to the 2022 Annual Meeting, (iii) propose to amend the Amended and Restated By-Laws of Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc. (the “Bylaws”) to lower the quorum threshold for stockholder meetings from one-half to one-third of the outstanding shares entitled to vote, (iv) propose to amend the Bylaws to clarify that the power to adjourn stockholder meetings belongs exclusively to stockholders, (v) propose to amend the Bylaws to add a supermajority voting standard for all future amendments of that section, and (vi) propose to terminate that certain Amended and Restated Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Issuer and UBS Asset Managers of Puerto Rico, pursuant to Section 11 of the Investment Advisory Agreement and the right of stockholders to terminate the Investment Advisory Agreement as embodied in Section 15(a)(3) of the Investment Company Act of 1940 (the “1940 Act”) and as required to be included in such agreements, within sixty days. A copy of the 2024 Notice was also delivered to the Issuer on or about December 18, 2023. In connection with the submission of the 2024 Notice, Ocean Capital, Ms. Khaghan and Messrs. Hawk and McCarthy filed a preliminary proxy statement for the 2024 Annual Meeting with the SEC on December 18, 2023.

Ms. Khaghan and Mr. McCarthy’s biographies are set forth below. Additional information regarding Ocean Capital’s proposals for the 2024 Annual Meeting are available in Ocean Capital’s preliminary proxy statement for the 2024 Annual Meeting.

Mojdeh L. Khaghan, age 56, is an attorney admitted to practice in Florida and New York. Since 1997, she has been employed as a Principal of the Morgan Reed Group, a diversified real estate and securities investment firm with investments across the United States and Puerto Rico. Ms. Khaghan has specialized in securities litigation, stockholder class and derivative actions and trust and estate litigation. Her portfolio of civic engagement and service includes service with the Jackson Health System Financial Recovery Board and Public Health Trust (the governing body of one of the largest public hospitals in the United States, located in Miami) from 2013 to 2019, where she served as Treasurer and Chair of the Audit & Compliance Subcommittee from 2012 to 2015 and as a member of the Jackson Health System Pension Subcommittee (an employee pension plan with assets in excess of $1 billion) from 2018 to present. Ms. Khaghan has also served as Chair of the City of Miami Beach Budget Advisory Committee since 2020, as Commissioner of the Housing Authority of the City of Miami Beach since 2017 and on the Personnel Board of the City of Miami Beach from 2011 to 2016. Since 2020, Ms. Khaghan has served as a member of the Florida Bar Grievance Committee, Miami- Dade Subcommittee 11-B. Ms. Khaghan earned her B.A. from Columbia University in 1988 and her J.D. from Columbia Law School in 1991. Ocean Capital believes Ms. Khaghan’s depth of experience in matters relating to securities law, investment and corporate governance, having served extensively in various high-level positions in private, non-profit, governmental and quasi-governmental organizations, makes her qualified to serve as a director of the Issuer.

Ian McCarthy, age 32, is a Puerto Rico-based investment professional with experience in unconventional debt restructurings and loan workouts in the commercial real estate finance space. Mr. McCarthy currently serves as the Head of Originations at Fairview Asset Management, LLC, an investment management services firm based in Puerto Rico, a position he has held since June 2020. Prior to that, Mr. McCarthy served as Director, Originations & Fundraising, at Stabilis Capital Management, LP, a New York-based investment firm, from January 2018 until May 2020. He previously worked at Ten-X, LLC, a commercial real estate trading software platform now owned by CoStar Group, Inc. (NASDAQ: CSGP), from June 2014 to December 2017 and as an analyst at Rockwood Real Estate Advisors LLC, a New York-based real estate advisory firm. Mr. McCarthy earned his B.A. in Economics from Kenyon College in 2013. Ocean Capital believes Mr. McCarthy’s extensive investment and finance experience makes him qualified to serve as a director of the Issuer.

CUSIP No. 87678E107

Item 5.	INTEREST IN SECURITIES OF THE ISSUER

Item 5 is hereby amended and restated as follows:

(a) – (c) The aggregate percentage of shares of Common Stock reported to be owned is calculated based upon 30,875,050 shares of common stocking outstanding as disclosed in the Issuer’s Proxy Statement.

A.	Ocean Capital LLC

(a) As of the close of business on December 18, 2023, Ocean Capital beneficially owned 2,548,019 shares of Common Stock.

Percentage: Approximately 8.3%

(b)	1. Sole power to vote or direct vote: 0

2. Shared power to vote or direct vote: 2,548,019

3. Sole power to dispose or direct the disposition: 0

4. Shared power to dispose or direct the disposition: 2,548,019

(c) The transactions in the shares of Common Stock by Ocean Capital during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

B.	William Heath Hawk

(a) As of the close of business on December 18, 2023, Mr. Hawk beneficially owned 2,709,608 shares of Common Stock.

Percentage: Approximately 8.8%

(b)	1. Sole power to vote or direct vote: 0

2. Shared power to vote or direct vote: 2,709,608

3. Sole power to dispose or direct the disposition: 0

4. Shared power to dispose or direct the disposition: 2,709,608

(c) The transactions in the shares of Common Stock by Mr. Hawk during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

C.	Roxana Cruz-Rivera

(a) As of the close of business on December 18, 2023, Ms. Cruz-Rivera beneficially owned 0 shares of Common Stock.

Percentage: 0.0%

(b) 1. Sole power to vote or direct vote: 0

CUSIP No. 87678E107

2. Shared power to vote or direct vote: 0

3. Sole power to dispose or direct the disposition: 0

4. Shared power to dispose or direct the disposition: 0

(c) The transactions in the shares of Common Stock by Ms. Cruz-Rivera during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

D.	Brent D. Rosenthal

(a) As of the close of business on December 18, 2023, Mr. Rosenthal beneficially owned 0 shares of Common Stock.

Percentage: 0.0%

(b)	1. Sole power to vote or direct vote: 0

2. Shared power to vote or direct vote: 0

3. Sole power to dispose or direct the disposition: 0

4. Shared power to dispose or direct the disposition: 0

(c) The transactions in the shares of Common Stock by Mr. Rosenthal during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

E. José R. Izquierdo II

(a) As of the close of business on December 18, 2023, Mr. Izquierdo beneficially owned 0 shares of Common Stock.

Percentage: 0.0%

(b)	1. Sole power to vote or direct vote: 0

2. Shared power to vote or direct vote: 0

3. Sole power to dispose or direct the disposition: 0

4. Shared power to dispose or direct the disposition: 0

(c) The transactions in the shares of Common Stock by Mr. Izquierdo during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

F.	Ethan A. Danial

(a) As of the close of business on December 18, 2023, Mr. Danial beneficially owned 627,637 shares of Common Stock.

Percentage: Approximately 2.0%

(b)	1. Sole power to vote or direct vote: 0

2. Shared power to vote or direct vote: 627,637

CUSIP No. 87678E107

3. Sole power to dispose or direct the disposition: 0

4. Shared power to dispose or direct the disposition: 627,637

(c) The transactions in the shares of Common Stock by Mr. Danial during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

G.	Mojdeh L. Khaghan

(a) As of the close of business on December 18, 2023, Ms. Khaghan beneficially owned 0 shares of Common Stock.

Percentage: 0.0%

(b)	1. Sole power to vote or direct vote: 0

2. Shared power to vote or direct vote: 0

3. Sole power to dispose or direct the disposition: 0

4. Shared power to dispose or direct the disposition: 0

(c) The transactions in the shares of Common Stock by Ms. Khaghan during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

H.	Ian McCarthy

(a) As of the close of business on December 18, 2023, Mr. McCarthy beneficially owned 0 shares of Common Stock.

Percentage: 0.0%

(b)	1. Sole power to vote or direct vote: 0

2. Shared power to vote or direct vote: 0

3. Sole power to dispose or direct the disposition: 0

4. Shared power to dispose or direct the disposition: 0

(c) The transactions in the shares of Common Stock by Mr. McCarthy during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

(d) The dividends from the 2,548,019 shares of Common Stock beneficially owned by Ocean Capital, and any proceeds from the sale of such shares, become assets of Ocean Capital. The dividends from the 627,637 shares of Common Stock beneficially owned by Mr. Danial, which are owned directly by RAD Investments, LLC, and any proceeds from the sale of such shares, become assets of RAD Investments, LLC.

(e) Not applicable.

CUSIP No. 87678E107

Item 6.	CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER

Item 6 is hereby supplemented with the following:

On December 18, 2023, the Reporting Persons executed a second amended and restated Joint Filing and Solicitation Agreement (as amended and restated, the “Second Amended and Restated Joint Filing and Solicitation Agreement”) with respect to the joint filing of this Schedule 13D and any amendment thereto, an executed copy of which is attached hereto as Exhibit E. Other than the Second Amended and Restated Joint Filing and Solicitation Agreement, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among the Reporting Persons and between such persons and any person with respect to any securities of the Issuer, including but not limited to transfer or voting of any other securities, finder’s fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, divisions of profits or loss or the giving or withholding of proxies.

Item 7.	MATERIAL TO BE FILED AS EXHIBITS

Item 7 is hereby supplemented with the following exhibits:

Exhibit E:	Second Amended and Restated Joint Filing and Solicitation Agreement, dated December 18, 2023.

SIGNATURES

After reasonable inquiry and to the best of his or its knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Date: December 18, 2023

Ocean Capital LLC

By:	/s/ William Heath Hawk
Name:	William Heath Hawk
Title:	Managing Member

/s/ William Heath Hawk
William Heath Hawk

/s/ Roxana Cruz-Rivera
Roxana Cruz-Rivera

/s/ Brent D. Rosenthal
Brent D. Rosenthal

/s/ José R. Izquierdo II
José R. Izquierdo II

/s/ Ethan A. Danial
Ethan A. Danial

/s/ Mojdeh L. Khaghan
Mojdeh L. Khaghan

/s/ Ian McCarthy
Ian McCarthy

[Signature Page to Schedule 13D/A]

SCHEDULE A

TRANSACTIONS IN THE FUND’S SECURITIES DURING THE LAST 60 DAYS

OCEAN CAPITAL LLC

None.

WILLIAM HEATH HAWK

None.

ROXANA CRUZ-RIVERA

None.

BRENT D. ROSENTHAL

None.

JOSÉ R. IZQUIERDO II

None.

ETHAN A. DANIAL

Nature of the Transaction	Securities Purchased (Sold)		Price Per Share ($)	Date of Transaction
Purchase of Common Stock	3,000	*	0.6905	11/9/2023
Purchase of Common Stock	16,196	*	0.7023	11/8/2023
Purchase of Common Stock	20,435	*	0.7020	11/8/2023

*	Represents transactions made on the open market by RAD Investments, LLC, shares of which Mr. Danial, as one of its managers, may be deemed to beneficially own

MOJDEH L. KHAGHAN

None.

IAN McCARTHY

None.

Other than as disclosed in this Schedule A, there was no transaction in shares of Common Stock by the Amended Reporting Persons during the past sixty days.

EXHIBIT E

SECOND AMENDED AND RESTATED JOINT FILING AND SOLICITATION AGREEMENT

PURSUANT TO RULE 13d-1(k)

WHEREAS, certain of the undersigned are stockholders, direct or beneficial, of Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”);

WHEREAS, Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital”), William Heath Hawk, Roxana Cruz-Rivera, Brent D. Rosenthal and José R. Izquierdo II are parties to a Joint Filing and Solicitation Agreement dated December 20, 2021 (the “Original Agreement”), pursuant to which, among other things, the parties agreed to form a group for the purpose of soliciting proxies for Ocean Capital’s nominees and proposal with respect to the Fund’s 2022 annual meeting of stockholders (including any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “2022 Annual Meeting”);

WHEREAS, Ocean Capital LLC, Messrs. Hawk, Rosenthal and Izquierdo, Ms. Cruz-Rivera, and Ethan A. Danial are parties to an Amended and Restated Joint Filing and Solicitation Agreement dated December 30, 2021 (the “Existing Agreement”), which amended and restated the Original Agreement, and pursuant to which Mr. Danial was added to the group for the purpose of soliciting proxies for Ocean Capital’s nominees and proposals with respect to the 2022 Annual Meeting;

WHEREAS, Ocean Capital has notified the Fund of its intent to, among other things, nominate each of Mojdeh L. Khaghan and Ian McCarthy for election as a director at the Fund’s 2024 annual meeting of stockholders (including any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “2024 Annual Meeting”);

WHEREAS, Ocean Capital, Messrs. Hawk, Rosenthal, Izquierdo and Danial, Ms. Cruz-Rivera, Mojdeh L. Khaghan and Ian McCarthy wish to form a new group (collectively, the “Group”) for the purpose of seeking representation on the Fund’s Board of Directors (the “Board”) at the 2022 Annual Meeting and the 2024 Annual Meeting and for the purpose of taking all other action necessary to achieve the foregoing;

WHEREAS, it is the parties’ intention that (i) each of Messrs. Rosenthal, Izquierdo and Danial and Ms. Cruz-Rivera (collectively, the “2022 Nominees”), as Ocean Capital’s nominees for the 2022 Annual Meeting, not be treated as a “participant” (as such term is used in Instruction 3 to Item 4 of the Schedule 14A) in Ocean Capital’s solicitation of proxies for the 2024 Annual Meeting; and (ii) that each of Ms. Khaghan and Mr. McCarthy (collectively, the “2024 Nominees”), as Ocean Capital’s nominees for the 2024 Annual Meeting, not be treated as a “participant” in Ocean Capital’s solicitation of proxies for the 2022 Annual Meeting; and

WHEREAS, in connection with the formation of the Group, the undersigned desire to amend and restate the Existing Agreement as set forth herein.

NOW, IT IS AGREED, this 18th day of December 2023 by the parties hereto:

1. In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each of the undersigned agrees to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Fund. Each member of the Group shall be responsible for the accuracy and completeness of his, her or its own disclosure therein, and is not responsible for the accuracy and completeness of the information concerning the other members, unless such member knows or has reason to know that such information is inaccurate. Ocean Capital or its representative shall provide each member of the Group with copies of all Schedule 13D filings and other public filings to be filed on behalf of such member at least 24 hours prior to the filing or submission thereof.

2. So long as this agreement is in effect, each of the undersigned shall provide written notice to William Health Hawk of (i) any of their purchases or sales of securities of the Fund; or (ii) any securities of the Fund over which they acquire or dispose of beneficial ownership. Notice shall be given no later than 24 hours after each such transaction.

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3. Each of the undersigned agrees to form the Group for the purpose of (i) soliciting proxies or written consents for proposals submitted to stockholders for approval and the election of the persons nominated by Ocean Capital to the Board at the 2022 Annual Meeting and 2024 Annual Meeting, (iii) taking such other actions as the parties deem advisable and (iv) taking all other action necessary or advisable to achieve the foregoing; provided, however, that (y) the 2022 Nominees shall not participate in the solicitation of proxies for the approval of Ocean Capital’s proposals (including the election of its nominees) at the 2024 Annual Meeting, and (z) the 2024 Nominees shall not participate in the solicitation of proxies for the approval of Ocean Capital’s proposals (including the election of its nominees) at the 2022 Annual Meeting.

4. Ocean Capital shall have the right to pre-approve all expenses incurred in connection with the Group’s activities and agree to pay directly all such pre-approved expenses.

5. Each of the undersigned agrees that any filing with the Securities and Exchange Commission, press release or stockholder communication proposed to be made or issued by the Group or any member of the Group in connection with the Group’s activities set forth herein (collectively, “Communications”) shall be first approved by Ocean Capital, or its representatives, and by William Health Hawk to the extent any such Communications refer to his or her, as applicable, credentials or experience, which approval shall not be unreasonably withheld.

6. The relationship of the parties hereto shall be limited to carrying on the business of the Group in accordance with the terms of this Agreement. Such relationship shall be construed and deemed to be for the sole and limited purpose of carrying on such business as described herein. Nothing herein shall be construed to authorize any party to act as an agent for any other party, or to create a joint venture or partnership, or to constitute an indemnification. Nothing herein shall restrict any party’s right to purchase or sell securities of the Fund, as he or it deems appropriate, in his or its sole discretion, provided that all such sales are made in compliance with all applicable securities laws.

7. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

8. In the event of any dispute arising out of the provisions of this Agreement or their investment in the Fund, the parties hereto consent and submit to the exclusive jurisdiction of the Federal and State Courts in the State of Delaware.

9. Any party hereto may terminate his or its obligations under this Agreement on 24 hours’ written notice to all other parties, with a copy by email to William Heath Hawk, c/o: Ocean Capital LLC, [personal information redacted].

10. Each party acknowledges that Ocean Capital shall, in its sole discretion, select and retain counsel for both the Group and Ocean Capital and its affiliates relating to their investment in the Fund.

11. Each of the undersigned parties hereby agrees that this Agreement shall be filed as an exhibit to a Schedule 13D pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

Ocean Capital LLC

By:	/s/ William Heath Hawk
Name:	William Heath Hawk
Title:	Managing Member

/s/ William Heath Hawk
William Heath Hawk

/s/ Roxana Cruz-Rivera
Roxana Cruz-Rivera /s/ Brent D. Rosenthal

Brent D. Rosenthal

/s/ José R. Izquierdo II
José R. Izquierdo II

/s/ Ethan A. Danial
Ethan A. Danial

/s/ Mojdeh L. Khaghan
Mojdeh L. Khaghan

/s/ Ian McCarthy
Ian McCarthy

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